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                                                                   EXHIBIT 10.1


                       AGREEMENT FOR THE PURCHASE AND SALE
                              OF DRILLING EQUIPMENT

         This Agreement for the Purchase and Sale of Drilling Equipment (this "Agreement") is entered as of the 7th day of April, 1999 (the "Closing Date"), by and between NABORS DRILLING USA, INC., a Delaware corporation ("Buyer"), and BAYARD DRILLING, L.P., a Delaware limited partnership ("Seller").

         Seller is the owner of certain drilling rigs, complete with all of the associated machinery, supplies and equipment, and certain other equipment, all as described on Exhibit A (collectively, the "Equipment"), and Seller desires to sell the Equipment and Buyer desires to purchase the Equipment upon the terms and conditions specified in this agreement.

         NOW THEREFORE, in consideration of the mutual promises and obligations set forth below, Buyer and Seller agree as follows:

1. Description and Price: Seller agrees to sell and Buyer agrees to purchase all of Seller's right, title and interest in and to the Equipment for the total purchase price of US $16,550,200 (the "Purchase Price"). The Purchase Price constitutes the fair market value of the Equipment as determined pursuant to an appraisal conducted by HADCO International dated March 1999, copies of which have been delivered to Buyer and Seller. The Purchase Price shall be paid to Seller on the date of this Agreement in cash by wire transfer to an account of Seller to be specified to Buyer in writing.

2. Representations and Warranties. Each of Buyer and Seller represents and warrants to the other that its Board of Directors has authorized and approved this Agreement and the Purchase Price, and has determined that the Purchase Price constitutes the fair market value for the Equipment.

3. Closing: This transaction shall be closed in Houston, Texas as of the Closing Date.

4. Conditions of Closing: At Closing, Seller shall deliver the following documents to Buyer:

         a. Documents satisfactory to Buyer demonstrating that Seller has good and marketable title to the Equipment and that the Equipment is free and clear of all mortgages, liens, encumbrances and charges of any type or description whatsoever; and

         b.       An executed Bill of Sale in the form of Exhibit B.

5. Delivery: Seller shall deliver the Equipment to Buyer at its current location on the Closing Date. It is understood that possession, title and risk of loss of and to the Equipment is to be transferred by Seller to Buyer upon delivery.

6. Disclaimer of Warranty: THE EQUIPMENT IS BEING PURCHASED WHERE-IS, AS-IS AND SELLER MAKES NO WARRANTY OF ANY KIND WITH RESPECT TO THE EQUIPMENT, WHETHER EXPRESS, IMPLIED OR STATUTORY AND SELLER EXPRESSLY DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES OR CONDITIONS, STATUTORY OR OTHERWISE, INCLUDING ANY AS TO FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE.

7. Taxes: Buyer shall be responsible and liable for any sales taxes which may be imposed by the State of Texas as a consequence of the purchase and sale of the Equipment. Seller shall be responsible and liable for the payment of all other taxes, fees, duties and charges (such as, by way of illustration, property, use, excise, value added and other similar taxes and/or direct or indirect sums in lieu thereof) which may be imposed by any foreign, federal, state, county, local or other authority as a consequence thereof, including any gross-up which may be required to


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         assure that Buyer does not incur any costs or expenses for such taxes, fees, duties or charges other than sales tax specifically assumed by Buyer under the preceding sentence. EACH PARTY SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS THE OTHER FROM AND AGAINST LIABILITY FOR TAXES IN RESPECT OF WHICH IT HAS ASSUMED RESPONSIBILITY IN THIS CLAUSE 7.

8. Fees and Expenses: Seller shall be responsible for the payment of any and all brokers or agents fees which may arise as a consequence of the transaction, and Buyer shall be responsible for the payment of any and all fees which may be associated with the conduct of searches for liens or encumbrances of record upon the Equipment.

9. Interpretation and Modification: This writing is intended by the parties as the final expression of their Agreement and is intended also as a complete and exclusive statement of the terms of their Agreement. This Agreement can be modified or rescinded only by a writing signed by duly authorized representatives of both parties.

10. Waiver of Consequential Damages: Neither party shall be liable to the other for special, indirect or consequential damages resulting from or arising out of this Agreement, including, without limitation, loss of profit or business interruptions, however same may be caused.

11. Assignment: This Agreement shall not be assigned by either Seller or Buyer without the written consent of the other party, and no delegation of any obligation owed, or of the performance of any obligation, by either Seller or Buyer shall be made without the written consent of the other party, provided, that Buyer may at any time, upon submission of notice to Seller, assign all of its rights and delegate all of its obligations under this Agreement and the documents referenced herein to any of its affiliated companies. Any attempted assignment or delegation shall be wholly void and totally ineffective for all purposes unless made in conformity with this Clause 11.

12. Applicable Law: This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas, USA as effective and in force on the date of this Agreement (excluding any provisions of such laws which made the laws of another jurisdiction applicable).

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 7th day of April, 1999.




                                             BAYARD DRILLING, L.P.

                                             By:  BAYARD DRILLING, L.L.C.,
                                                  its general partner


                                             By:
                                                  ---------------------------
                                                  Daniel McLachlin
                                                  Manager


                                             NABORS DRILLING USA, INC.


                                             By:
                                                  ---------------------------
                                                  Larry P. Heidt
                                                  President


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                                    EXHIBIT A

                                    EQUIPMENT


 ITEM                     DESCRIPTION               FAIR MARKET VALUE
 ----                     -----------               -----------------
Rig 11*               Mid Continent U1220EB         $1,263,100
Rig 12*               Mid Continent U1220EB         $1,240,000
Rig 15*               Mid Continent U1220EB         $1,225,000
Rig 16*               Mid Continent U1220EB         $1,270,100
Rig 17*               Mid Continent U1220EB         $1,242,500
Rig 18*               Mid Continent U1220EB         $1,244,600
Rig 22*               National 1320UE               $1,329,600
Rig 23*               Gardner Denver 1500E          $1,225,000
Rig 69*               Mid Continent U1220EB         $1,267,300
Motors                Traction Motors               $   84,000
Mud Pumps             Gardner Denver PZ9            $  596,400
Generators            Kato                          $1,620,000
SCR Houses            IPS                           $  980,000
Radiators             Ace, Air Exchangers           $  600,000
Mud Agitators         Lightin & Brandt              $   28,000
Air Compressor        Quincey & G Denver            $  185,900
Swivels               G Denver, Nat, Oilwell        $   70,000
Hooks                 BJ Hughes                     $   78,700
MRO Items             1 Lot of MRO Items            $1,000,000


                      TOTAL FAIR MARKET VALUE: $16,550,200

----------

*  Includes all associated machinery, supplies and equipment.


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                                    EXHIBIT B

                                  BILL OF SALE


Seller, BAYARD DRILLING, L.P., for good and valuable consideration of US $16,550,200, the receipt and sufficiency of which is hereby acknowledged, does hereby sell, assign, grant, transfer and bargain to Buyer, NABORS DRILLING USA, INC. the personal property described in Exhibit A (collectively, the "Equipment").

Seller hereby represents and warrants to Buyer that Seller is the owner of the Equipment, that the Equipment is free and clear of all liens, attachments and encumbrances of any type or description and that Seller has the right, power and authority to sell the Equipment and to make this Bill of Sale.

THE EQUIPMENT IS BEING PURCHASED WHERE-IS, AS-IS AND SELLER MAKES NO WARRANTY OF ANY KIND WITH RESPECT TO THE EQUIPMENT, WHETHER EXPRESS, IMPLIED OR STATUTORY AND SELLER EXPRESSLY DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES OR CONDITIONS, STATUTORY OR OTHERWISE, INCLUDING ANY AS TO FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE.

         Dated as of the __ day of April, 1999.


                                               BAYARD DRILLING, L.P.

                                               By:  BAYARD DRILLING, L.L.C.,
                                                    its general partner


                                               By:  --------------------------
                                                    Daniel McLachlin
                                                    Manager